UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        June 27, 2018
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of inTEST Corporation (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2014 Stock Plan (the “Plan”) to increase the number of shares of common stock that may be delivered pursuant to awards granted under the Plan from 500,000 to 1,000,000 shares. In addition to increasing the number of shares available for issuance under the Plan, the Plan was also amended to make other non-material changes and updates.

The above summary is qualified by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference, as well as the description of the Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2018, the Company held its Annual Meeting. At the Annual Meeting, the stockholders voted on the following matters:

1.

Election as directors of the five nominees named in the Proxy Statement, with each director to serve until the next annual meeting of stockholders. Each nominee for director was elected by a vote of the stockholders as follows:

	Nominee	Votes For	Votes Withheld	Broker Non-Votes
	Robert E. Matthiessen	4,371,133	1,084,821	3,288,659
	James Pelrin	4,864,159	591,795	3,288,659
	Steven J. Abrams, Esq.	4,851,014	604,940	3,288,659
	Joseph W. Dews IV	4,882,665	573,289	3,288,659
	William Kraut	4,871,665	584,289	3,288,659

2.	Approval of the amendment and restatement of the 2014 Stock Plan to increase the number of shares available under the 2014 Stock Plan. The proposal was approved by a vote of stockholders as follows:
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	2,737,408	2,645,298	73,248	3,288,659

3.

Ratification of the selection of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. The proposal was approved by a vote of stockholders as follows:

	Votes For	Votes Against	Votes Abstained
	8,057,535	592,402	94,676

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Amended and Restated inTEST Corporation 2014 Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary, Treasurer and Chief Financial Officer

Date:   July 2, 2018